Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of October 31, 2014 to the Credit Agreement dated as of June 11, 2013 (the “Existing Credit Agreement”) among SCHOOL SPECIALTY, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in each such capacity, the “Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) account for permitted restructuring cost addback adjustments and (ii) effect certain other amendments to the Existing Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement (as defined below) has the meaning assigned to such term in the Amended Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Amendment Effective Date, refer to the Existing Credit Agreement as amended hereby (the “Amended Credit Agreement”). This Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement.

SECTION 2. Amendments.

(i) New Defined Term. Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

“2014 Incentive Plan” shall mean the 2014 Incentive Plan of School Specialty, Inc. (Effective as of April 24, 2014), as amended May 22, 2014, as the same may be amended, restated, modified, supplemented, or replaced from time to time.

(ii) Amended Defined Terms.

(A) The defined term “Consolidated EBITDA” is hereby amended by replacing clause (iv) entirely to read in full as follows:

(A) non-recurring, unusual or extraordinary charges for such period, (B) business optimization expenses and other restructuring charges or reserves (which, for the avoidance of doubt, shall include the effect of inventory optimization programs, facility closure, facility consolidations, duplicative facility costs, retention, severance, systems establishment costs, contract termination costs, future lease commitments and excess pension charges), and (C) cash expenses relating to earn outs and similar obligations; provided that the aggregate amount to be added back pursuant to this clause (iv) shall not exceed, (1) for the fiscal year ended April 26, 2014, $8,100,000, (2) for the fiscal year ending April 25, 2015, $15,000,000, (3) for the fiscal year ending April 30, 2016, $15,000,000 and (4) for each fiscal year thereafter, 10% of Consolidated EBITDA (determined before giving effect to the addback in this clause (iv)) for such period;

(B) The defined term “Equity Interests” in Section 1.01 of the Existing Credit Agreement is hereby amended to read in full as follows:

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest, restricted stock units and stock appreciation rights.

(iii) Amendment of Section 6.07(a). Section 6.07(a) of the Existing Credit Agreement is hereby amended by adding subclause (v) at the end of the section to read in full as follows:

so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the Borrower may make payments with respect to the net settlement of option exercises and cash settlement of stock appreciation rights pursuant to the 2014 Incentive Plan in an aggregate amount not to exceed $1,000,000 in any fiscal year.

(iv) Amendment of Section 9.01(a). Section 9.01(a) of the Existing Credit Agreement is hereby amended in full by replacing such section with the following:

if to the Borrower, to it at School Specialty, Inc., W6316 Design Drive, Greenville, WI 54942, Attention of Joseph M. Yorio (Fax No. (920) 882-5863, Email: joseph.yorio@schoolspecialty.com)

(v) Amendment to Section 2.05(b). Section 2.05(b) of the Existing Credit Agreement is hereby amended in full by replacing such section with the following:

In the event all or any portion of the Term Loans are prepaid (or effectively refinanced through an amendment or repricing) for any reason (other than a mandatory prepayment pursuant to Section 2.13(a) or 2.13(c)) prior to the second anniversary of the Amendment Effective Date, the Borrower shall pay to the Administrative Agent for the ratable account of each Term Lender a prepayment premium equal to (i) 3.00% of the principal amount of Term Loans repaid, repriced or refinanced (if such prepayment, repricing or refinancing occurs on or prior to the six month anniversary of the Amendment Effective Date), (ii) 2.00% of the principal amount of Term Loans repaid, repriced or refinanced (if such prepayment, repricing or refinancing occurs on or prior to the first anniversary of the Amendment Effective Date and after the six month anniversary of the Amendment Effective Date) and (iii) 1.00% of the principal amount of Term Loans repaid, repriced or refinanced (if such prepayment, repricing or refinancing occurs on or prior to the second anniversary of the Amendment Effective Date and after the first anniversary of the Amendment Effective Date); provided that the prepayment premium in clauses (i) and (ii) shall be reduced to 1.00% for any repayment, repricing or refinancing of the Term Loans made in connection with a Change of Control or the Borrower’s acquisition of all or substantially all of the assets or outstanding equity interests of, or merger or consolidation with, any Person with an enterprise value equal to or greater than $100 million. Such amounts shall be due and payable on the date of effectiveness of such repayment, repricing or refinancing.

(vi) Amendment to Section 6.14. Section 6.14 of the Existing Credit Agreement is hereby amended by adding the following proviso at the end of such section:

provided, however, that Borrower may, on written notice to the Administrative Agent, change its fiscal year end to December 31, in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

(vii) Amendment to Guarantee and Collateral Agreement. Section 1(c) of the Guarantee and Collateral Agreement is hereby amended by replacing the defined term “Credit Agreement” in its entirety to read as follows:

“Credit Agreement” means the Credit Agreement, dated as of June 11, 2013 (as amended, restated, supplemented or otherwise modified from time to time), among School Specialty, Inc., the Lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.

SECTION 3. Representations of Borrower. The Borrower represents and warrants that after giving effect to the waiver in Section 4 below (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

SECTION 4. Waiver of Event of Default. The Agent hereby waives any Default or Event of Default arising under the Existing Credit Agreement that occurred or that, absent such waiver, would otherwise have occurred under Sections 7.01(a), 7.01(d), 7.01(e), 7.01(f), 7.01(k) or 7.01(l) of the Existing Credit Agreement and Sections 5(a), 5(b), 6(a), 7(a), 7(b), 7(k) or 20 of the Guarantee and Collateral Agreement as a result of the conversion of the entities listed on Schedule 1 hereto to Delaware limited liability companies (and mergers entered into to effectuate such conversions) and any failure to give notice or take other actions required by the Existing Credit Agreement or the Guarantee and Collateral Agreement in connection therewith; provided that this section shall not constitute a waiver of any such Default or Event of Default occurring or continuing on or after the Amendment Effective Date.

SECTION 5. Binding Effect. This Amendment shall become effective and legally binding on the date hereof when the Agent shall have received from each of the Borrower and the Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include facsimile transmission or a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. This Amendment shall bind each party’s successors and assigns, including any Person to whom any Lender party hereto assigns any of its interests, rights and obligations under the Existing Credit Agreement.

SECTION 6. Effectiveness of Amendments. The Amendments set forth in Section 3 above shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of such conditions precedent, the “Amendment Effective Date”):

(a) the Agent shall have received an amendment fee in an amount equal to $140,000;

(b) the Agent shall have received an amendment fee for the account of each Lender that consents to this Amendment by October 27, 2014 in an amount equal to 0.375% of the amount of such Lender’s Loans;

(c) the Agent shall have received a certificate signed by a Responsible Officer of the Borrower, as of the Amendment Effective Date, which certifies that all of the representations set forth in Section 3 above are true and correct as of the Amendment Effective Date;

(d) the Borrower shall have paid or have caused to be paid (i) all fees, charges and disbursements of counsel to the Agent (directly to such counsel if requested by the Agent) and (ii) all other expenses of the Agent and the Lenders in connection with the Loan Documents, in each case, to the extent invoiced prior to or on the Amendment Effective Date; and

(e) the Agent shall have received fully executed Security Documents (including supplements thereto), and shall have taken such other actions, as shall be reasonably requested by the Administrative Agent to create or perfect Liens intended to be created or perfected by the Loan Documents.

SECTION 7. Certain Consequences Of Effectiveness.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, any Guarantor or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b) Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan document in similar or different circumstances.

(c) By signing this Amendment, the Borrower and each Guarantor hereby confirms that (i) the obligations of the Borrower and each Guarantor under the Amended Credit Agreement and the other Loan Documents as amended hereby constitute “Secured Guarantees” and are entitled to the benefit of the guarantees and the security interests set forth in the Security Documents, (ii) the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (iii) all Liens granted, conveyed or assigned to the Collateral Agent by such Person pursuant to each Loan Document to which it is party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Guarantees as amended hereby.

SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SCHOOL SPECIALTY, INC.

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

CALIFONE INTERNATIONAL, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

CLASSROOMDIRECT.COM, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

CHILDCRAFT EDUCATION, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

DELTA EDUCATION, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

SPORTIME, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

PREMIER AGENDAS, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

BIRD-IN-HAND WOODWORKS, LLC By: CHILDCRAFT EDUCATION, LLC., its sole member By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

Marathon CLO IV Ltd.

By:	/s/ Jake Hyde
	Name:	Jake Hyde
	Title:	Authorized Signatory

Marathon CLO V Ltd.

By:	/s/ Jake Hyde
	Name:	Jake Hyde
	Title:	Authorized Signatory

Steel Excel Inc.

By:	/s/ Jack Howard
	Name:	Jack Howard
	Title:	President

Bluemountain CLO 2013-3 Ltd. By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

Bluemountain CLO 2013-1 LTD. By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

Bluemountain CLO 2013-2 LTD. By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2014-2 Ltd.

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2014-3 Ltd.

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2011-1 Ltd By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2012-1 Ltd By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2012-2 Ltd By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2014-1 Ltd

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

DG Value Partners LP

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

DG Value Partners II Master Fund LP

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

Special Situations X, LLC

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

Special Situations, LLC

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

DG Credit Opportunities LP

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

HUDSON BAY ABSOLUTE RETURN CREDIT OPPORTUNITIES MASTER FUND LTD.

By:	/s/ Marc [Illegible]
	Name:	Marc [Illegible]
	Title:	Authorized Signatory

MATLINPATTERSON GLOBAL OPPORTUNITIES MASTER FUND L.P. By: MatlinPatterson Global Advisers LLC as Advisor for MatlinPatterson Global Opportunities Master Fund L.P.

By:	/s/ Sherry Gao
	Name:	Sherry Gao
	Title:	Director of Finance

Alpine Funding LLC

By:	/s/ Richard T. Allorto Jr.
	Name:	Richard T. Allorto Jr.
	Title:	CFO

OFSI Fund V. Ltd. By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

OFSI Fund VI, Ltd. By: OFS Capital Management, LLC Its: Collateral Manager

By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

COF II LOANS ACQUISITION, LLC

By:	/s/ John F. O’Hare
	Name:	John F. O’Hare
	Title:	Co-Portfolio Manager

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

BLT 13 LLC

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

Deseret Healthcare Employees Benefits Trust

By:	Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Deseret Mutual Retiree Medical & Life Plan Trust By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Deseret Mutual Employee Pension Trust By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Virginia Retirement System By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Zazove Aggressive Growth Fund, L.P. By: Zazove Associates, LLC, General Partner

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Zazbond, LLC By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Zazove Convertible Securities Fund, Inc. By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Zazove High Yield Convertible Securities Fund, L.P. By: Zazove Associates, LLC, General Partner

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

BulwarkBay Credit Opportunities Master Fund Ltd

By:	/s/ Michael Hanna
	Name:	Michael Hanna
	Title:	Portfolio Manager

Schedule 1

Bird-In-Hand Woodworks, Inc.

Califone International, Inc.

Childcraft Education Corp.

Premier Agendas, Inc.

Sax Arts & Crafts, Inc.

Frey Scientific, Inc.

1